EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Australian Oilseeds Holdings Limited (“Company”) on Form 10-K for the period ended June 30, 2024 (“Report”), I, Gary Seaton, Chief Executive Officer of the Company, and I, Bob Wu, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Seaton
Gary Seaton
Chief Executive Officer
December 3, 2024

/s/ Bob Wu
Bob Wu
Chief Financial Officer
December 3, 2024